Exhibit 99.2 1Exhibit 99.2 1

This Presentation (together with oral statements made in connection herewith, this “Presentation”) contains selected confidential information about Crescent Acquisition Corp (“CAC”) and F45 Training Holdings Inc. (“F45”). You agree that, by participating in this Presentation, you expressly agree to keep confidential all otherwise non-public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials. You also agree not to distribute, disclose or use such information for any purpose, other than for the purpose of your firm’s participation in this Presentation and to return to F45 and CAC, delete or destroy this Presentation upon request. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. This Presentation contains financial forecasts with respect to F45’s projected Revenues, EBITDA, Adjusted EBITDA and Net Income. Neither CAC’s nor F45’s independent auditors audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of CAC, F45 or the combined company after completion of the contemplated business combination, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Neither F45, CAC, nor any of their respective affiliates have any obligation to update this Presentation. Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with F45 and CAC. Forward-looking Statements and Industry, Market and Other Data This Presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the business combination and any other statements relating to future results, strategy and plans of CAC and F45 (including certain projections and business trends, and statements which may be identiﬁed by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of CAC or F45, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close the business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs, decreased ability to operate gyms and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and CAC’s performance to differ materially is included in CAC’s periodic reports ﬁled with the Securities and Exchange Commission (the “SEC”), including but not limited to CAC’s annual report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q. Copies of CAC’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting CAC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and CAC undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This Presentation also contains estimates, projections and other information concerning our industry, our business, our franchises and the markets for our products and services. Some data and statistical information are based on independent reports from third parties and reports that we commissioned from third parties. Some data and other information related to our franchisees are based on internal estimates and calculations that are derived from research we conducted, including surveys of our franchisees in July 2019 and April 2020. In generating the data, estimates and calculations derived from the information provided by these respondents, we 2 excluded certain responses that were incomplete or that we determined to be significant outliers. Data and other information resulting from this survey are based on responses provided by a limited respondent pool and that have not been independently verified by us or any independent sources. You are cautioned not to give undue weight to any such estimates, projections and other information.This Presentation (together with oral statements made in connection herewith, this “Presentation”) contains selected confidential information about Crescent Acquisition Corp (“CAC”) and F45 Training Holdings Inc. (“F45”). You agree that, by participating in this Presentation, you expressly agree to keep confidential all otherwise non-public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials. You also agree not to distribute, disclose or use such information for any purpose, other than for the purpose of your firm’s participation in this Presentation and to return to F45 and CAC, delete or destroy this Presentation upon request. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. This Presentation contains financial forecasts with respect to F45’s projected Revenues, EBITDA, Adjusted EBITDA and Net Income. Neither CAC’s nor F45’s independent auditors audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of CAC, F45 or the combined company after completion of the contemplated business combination, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Neither F45, CAC, nor any of their respective affiliates have any obligation to update this Presentation. Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with F45 and CAC. Forward-looking Statements and Industry, Market and Other Data This Presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the business combination and any other statements relating to future results, strategy and plans of CAC and F45 (including certain projections and business trends, and statements which may be identiﬁed by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of CAC or F45, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close the business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs, decreased ability to operate gyms and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and CAC’s performance to differ materially is included in CAC’s periodic reports ﬁled with the Securities and Exchange Commission (the “SEC”), including but not limited to CAC’s annual report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q. Copies of CAC’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting CAC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and CAC undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This Presentation also contains estimates, projections and other information concerning our industry, our business, our franchises and the markets for our products and services. Some data and statistical information are based on independent reports from third parties and reports that we commissioned from third parties. Some data and other information related to our franchisees are based on internal estimates and calculations that are derived from research we conducted, including surveys of our franchisees in July 2019 and April 2020. In generating the data, estimates and calculations derived from the information provided by these respondents, we 2 excluded certain responses that were incomplete or that we determined to be significant outliers. Data and other information resulting from this survey are based on responses provided by a limited respondent pool and that have not been independently verified by us or any independent sources. You are cautioned not to give undue weight to any such estimates, projections and other information.

This Presentation presents Adjusted EBITDA and Adjusted EBITDA margin, which are measurements that are not calculated in accordance with US general accepted accounting principles (“GAAP”). Management believes that Adjusted EBITDA and Adjusted EBITDA margin are useful to investors as they eliminate certain items identified as affecting the period-over-period comparability of our operating results. Adjusted EBITDA, and Adjusted EBITDA margin eliminate non-cash depreciation and amortization expense that results from our capital investments and intangible assets, as well as income taxes, which may not be comparable with other companies based on our tax structure. Adjusted EBITDA, and Adjusted EBITDA margin should be considered in addition to, and not as a substitute for, net income in accordance with GAAP as a measure of performance. Other companies may define Adjusted EBITDA, and Adjusted EBITDA margin differently, and as a result the Company’s measures of Adjusted EBITDA, and Adjusted EBITDA margin may not be directly comparable to those of other companies. A reconciliation of non-GAAP financial measures used in this Presentation to their nearest comparable GAAP financial measures is included at the end of this Presentation. “Average Unit Volume,” or AUV, means aggregate studio-level revenue generated by open studios divided by the average number of open studios during a specific period. Due to the relatively young age of our studio base, we believe it is appropriate to assess AUV on a cohort-level basis. We define a cohort as a group of studios that opened during the same year and have been opened for at least 12 months. We believe AUV to be a useful measure because it allows us to assess changes in studio traffic and general levels of demand across our global network of studios. “Cash-on-cash returns” means studio-level EBITDA over initial investment. “Franchises sold” represents, as of any specified date, the total number of signed franchise agreements in place as of such date that have not been terminated. Each new franchise is included in the number of franchises sold from the date on which we enter into a signed franchise agreement related to each such new franchise and receive establishment fee. Franchises sold includes franchise arrangements in all stages of development after signing a franchise agreement, and includes franchises with open studios. Franchises are removed from franchises sold upon termination of the franchise agreement. “Open studios” means, as of any specified date, the total number of studios that we have determined to be open as of such date. We classify a studio as open as of the month in which the studio first generates monthly revenue of at least $4,500. CAC and F45 own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with CAC or F45, or an endorsement or sponsorship by or of CAC or F45. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that CAC or F45 will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. This Presentation relates to the business combination between F45 and CAC and may be deemed to be solicitation material in respect of the business combination. The business combination will be submitted to the stockholders of CAC and F45 for their approval. In connection with CAC’s stockholder vote on the business combination, CAC will file a proxy statement on Schedule 14A with the SEC. This Presentation is not a substitute for the proxy statement that CAC will file with the SEC or any other documents that CAC may file with the SEC or send to its stockholders in connection with the business combination. When completed, CAC will mail a definitive proxy statement to its stockholders in connection with CAC’s solicitation of proxies for the special meeting of CAC’s stockholders to be held to approve the business combination. This presentation does not contain all the information that should be considered concerning the business combination, including relevant risk factors that may be included in the proxy statement. It is not intended to provide the basis for any investment decision or any other decision in respect to the business combination. CAC’s stockholders and other interested persons are urged to read, when available, CAC’s preliminary proxy statement, the definitive proxy statement and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety before making any voting or investment decision with respect to the business combination, as these materials will contain important information about CAC, related matters and the parties to CAC. A copy of the deﬁnitive proxy statement will be sent when available to all stockholders of record of CAC seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement once it is available and other documents ﬁled with the SEC by CAC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from CAC by accessing CAC’s website at https://www.crescentspac.com. This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. CAC and F45, and their respective directors and executive ofﬁcers, may be deemed participants in the solicitation of proxies of CAC’s stockholders in respect of the business combination. Information about the directors and executive officers of CAC is set forth in CAC’s Form 10-K for the year ended December 31, 2019. Information about the directors and executive ofﬁcers of F45 and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in CAC’s proxy statement, when available. Investors may obtain additional information about the interests 3 of such participants by reading such proxy statement when it becomes available.This Presentation presents Adjusted EBITDA and Adjusted EBITDA margin, which are measurements that are not calculated in accordance with US general accepted accounting principles (“GAAP”). Management believes that Adjusted EBITDA and Adjusted EBITDA margin are useful to investors as they eliminate certain items identified as affecting the period-over-period comparability of our operating results. Adjusted EBITDA, and Adjusted EBITDA margin eliminate non-cash depreciation and amortization expense that results from our capital investments and intangible assets, as well as income taxes, which may not be comparable with other companies based on our tax structure. Adjusted EBITDA, and Adjusted EBITDA margin should be considered in addition to, and not as a substitute for, net income in accordance with GAAP as a measure of performance. Other companies may define Adjusted EBITDA, and Adjusted EBITDA margin differently, and as a result the Company’s measures of Adjusted EBITDA, and Adjusted EBITDA margin may not be directly comparable to those of other companies. A reconciliation of non-GAAP financial measures used in this Presentation to their nearest comparable GAAP financial measures is included at the end of this Presentation. “Average Unit Volume,” or AUV, means aggregate studio-level revenue generated by open studios divided by the average number of open studios during a specific period. Due to the relatively young age of our studio base, we believe it is appropriate to assess AUV on a cohort-level basis. We define a cohort as a group of studios that opened during the same year and have been opened for at least 12 months. We believe AUV to be a useful measure because it allows us to assess changes in studio traffic and general levels of demand across our global network of studios. “Cash-on-cash returns” means studio-level EBITDA over initial investment. “Franchises sold” represents, as of any specified date, the total number of signed franchise agreements in place as of such date that have not been terminated. Each new franchise is included in the number of franchises sold from the date on which we enter into a signed franchise agreement related to each such new franchise and receive establishment fee. Franchises sold includes franchise arrangements in all stages of development after signing a franchise agreement, and includes franchises with open studios. Franchises are removed from franchises sold upon termination of the franchise agreement. “Open studios” means, as of any specified date, the total number of studios that we have determined to be open as of such date. We classify a studio as open as of the month in which the studio first generates monthly revenue of at least $4,500. CAC and F45 own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with CAC or F45, or an endorsement or sponsorship by or of CAC or F45. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that CAC or F45 will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. This Presentation relates to the business combination between F45 and CAC and may be deemed to be solicitation material in respect of the business combination. The business combination will be submitted to the stockholders of CAC and F45 for their approval. In connection with CAC’s stockholder vote on the business combination, CAC will file a proxy statement on Schedule 14A with the SEC. This Presentation is not a substitute for the proxy statement that CAC will file with the SEC or any other documents that CAC may file with the SEC or send to its stockholders in connection with the business combination. When completed, CAC will mail a definitive proxy statement to its stockholders in connection with CAC’s solicitation of proxies for the special meeting of CAC’s stockholders to be held to approve the business combination. This presentation does not contain all the information that should be considered concerning the business combination, including relevant risk factors that may be included in the proxy statement. It is not intended to provide the basis for any investment decision or any other decision in respect to the business combination. CAC’s stockholders and other interested persons are urged to read, when available, CAC’s preliminary proxy statement, the definitive proxy statement and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC, as well as any amendments or supplements to these documents, carefully and in their entirety before making any voting or investment decision with respect to the business combination, as these materials will contain important information about CAC, related matters and the parties to CAC. A copy of the deﬁnitive proxy statement will be sent when available to all stockholders of record of CAC seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement once it is available and other documents ﬁled with the SEC by CAC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from CAC by accessing CAC’s website at https://www.crescentspac.com. This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. CAC and F45, and their respective directors and executive ofﬁcers, may be deemed participants in the solicitation of proxies of CAC’s stockholders in respect of the business combination. Information about the directors and executive officers of CAC is set forth in CAC’s Form 10-K for the year ended December 31, 2019. Information about the directors and executive ofﬁcers of F45 and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in CAC’s proxy statement, when available. Investors may obtain additional information about the interests 3 of such participants by reading such proxy statement when it becomes available.

F45 Team Crescent Team ROBERT BEYER Executive Chairman ADAM GILCHRIST CHRIS PAYNE Co-Founder & CEO Chief Financial Officer TODD PURDY Chief Executive Officer 4 HEATHER CHRISTIE Chief Operating OfficerF45 Team Crescent Team ROBERT BEYER Executive Chairman ADAM GILCHRIST CHRIS PAYNE Co-Founder & CEO Chief Financial Officer TODD PURDY Chief Executive Officer 4 HEATHER CHRISTIE Chief Operating Officer

TRANSACTION OVERVIEW

SUMMARY OVERVIEW

- F45 Training to be acquired by Crescent Acquisition Corp, a publicly listed special purpose acquisition company with over $250mm in cash
  - Led by Robert Beyer and Todd Purdy in partnership with Crescent Capital, an alternative asset manager with approximately $28bn of institutional and retail assets under management
  - Crescent Capital committing to provide incremental $50 million pursuant to forward purchase agreement ("FPA")
  - Long-term track record of partnering with growth-oriented, market-leading businesses to accelerate growth
  - Significant experience in multi-location consumer businesses
- Transaction enterprise value of $845 million
- Provides $55 million of incremental cash to F45's balance sheet after paying down revolving credit facility
- Existing F45 shareholders to be paid up to $204[1] million cash consideration and issued approximately 53.3 million roll-over shares at close

PRO FORMA OWNERSHIP AT CLOSE[2]



FPA 6%
SPAC Sponsor 6%
F45 60%
SPAC Shareholders 28%

SHARES OUTSTANDING

SPAC shareholders	25.0
SPAC sponsor	5.0
FPA	5.0
F45	53.3
Total	**88.3**

CASH SOURCES & USES ($mm)

SOURCES	
SPAC cash in trust	$254
FPA cash	$50
Total sources	**$304**

USES	
Cash to seller[1]	$204
Cash to balance sheet / revolver	$75
Deal expenses	$25
Total uses	**$304**

PRO FORMA ENTERPRISE VALUATION AT CLOSE[2] ($mm)

Crescent illustrative share price		$10.00
Pro forma shares outstanding		88.3
Pro forma equity value		$883
Less: pro forma net cash		$(38)
Pro forma enterprise value		$845
2021E EV / EBITDA	$71	11.9x
2021E P / E[2]	$52	16.9x

Note: Transaction assumes no redemption by SPAC shareholders. [1] Up to $204mm to be provided in part to co-founder no longer working with the company, with 30% of cash going to other shareholders. [2] 10 million earnout shares granted to seller, vesting ratably at $12.50 and $15.00. SPAC sponsor to convert 1.25 million founder shares into earnout shares, vesting ratably at $12.50 and $15.00. Reflects ownership at close; does not reflect non-vested earnout, employee option pool and warrants.

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WARMUP: POD 03: EXECUTIVE SUMMARY COVID IMPACT & RESPONSE :00 :03 POD 01: POD 04: COMPETITIVE STRENGTHS GROWTH STRATEGY :01 :04 POD 02: BUSINESS & FINANCIAL OVERVIEW :02 6WARMUP: POD 03: EXECUTIVE SUMMARY COVID IMPACT & RESPONSE :00 :03 POD 01: POD 04: COMPETITIVE STRENGTHS GROWTH STRATEGY :01 :04 POD 02: BUSINESS & FINANCIAL OVERVIEW :02 6

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OUR VISION AND MISSION: WE STRIVE TO OFFER THE WORLD’S BEST WORKOUT F45 is focused on creating a leading global fitness training and lifestyle brand offering consumers functional 45- minute workouts that are effective, fun and community- driven by leveraging a technology-enabled platform 8 8OUR VISION AND MISSION: WE STRIVE TO OFFER THE WORLD’S BEST WORKOUT F45 is focused on creating a leading global fitness training and lifestyle brand offering consumers functional 45- minute workouts that are effective, fun and community- driven by leveraging a technology-enabled platform 8 8

AT A GLANCE

2013	1,993	1,240	53	$93MM	60%	33%	1%	2-3x
YEAR FOUNDED	FRANCHISES SOLD	STUDIOS OPEN	COUNTRIES[1]	2019 TOTAL REVENUE	2019 YOY REVENUE GROWTH	2019 ADJ. EBITDA MARGIN	AVG. CHURN (JAN. 2018 – DEC. 2019)	AVERAGE VISITS / WEEK[2]

Despite More than **1,900 Franchises Sold**, This is Just the Beginning…



Australia
559
650+
Canada
185
800+
USA
827
7,000+
Rest of World
422
15,300+
Franchises Sold[3]
Total Franchise Potential[4]

Source: Company internal data. [1] Represents countries with franchises sold. [2] Weekly visit estimates refer to average weekly visits for active members, defined as members who have been a paid member for at least 3 consecutive months and have visited an F45 studio at least once in the previous 90 days. [3] Figures as of 31-Mar-2020. Franchises sold represented on country level, not entity. [4] Franchise potential for each region based on current Australia studios per capita.

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OUR RAPID GROWTH

1,900+ Franchises Sold in just 7 Years



MAY-2013
First franchise in Paddington, Australia branded to F45 Training
1 Franchise[1]
APR-2014
First offshore franchise sold in Auckland, New Zealand
84 Franchises[1]
APR-2015
First US F45 Training franchise sold
NOV-2015
100th F45 Training studio opens
255 Franchises[1]
MAY-2016
First gym to sign contract with third party operator on university campus (USC)[3]
546 Franchises[1]
FEB-2018
1,000 global franchises sold
908 Franchises[1]
MAR-2019
A group led by Mark Wahlberg makes a strategic minority investment in the company
1,279 Franchises[1]
1,892 Franchises[1]
1,993 Franchises[2]
JUN-2020
Anticipated partnership with Crescent Acquisition Corp
1,993 Franchises Sold[2]
1,240 Studios Open[2]
2013
2014
2015
2016
2017
2018
2019
Mar 2020
Today

[1] Represents franchise count at end of each calendar year. [2] Franchise and studio count as of 31-Mar-2020. [3] Based on management data.

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OUR THREE Our Studios, Workouts, Trainers and Communities are Guided by the Principles Encompassed in Our Three Pillars 11 11OUR THREE Our Studios, Workouts, Trainers and Communities are Guided by the Principles Encompassed in Our Three Pillars 11 11

SHARED
VALUE

Our Success is driven by the immense shared value we create for our members and franchisees alike

MEMBERS

2-3x VISITS PER WEEK[1]
Typical for Our Active Members

EFFICIENCY
45 Minutes of Focused Training

COMMUNITY
Fostered by Members and Trainers Alike

~2,900 MOVEMENTS
Virtually No Two Workouts are the Same

LESS THAN 1% CHURN[2]
Typical for Our Active Members

FRANCHISEES

~$315K
Low Cost Build-Out Creates Accessibility

35%+ CASH ON CASH
Average 3-Year ROI[3]

1,600 SQ. FT.
Minimum Small-Box Format

CENTRALIZED DIGITALLY- ENABLED SUPPORT
For Marketing and Fitness Programming

WORLD PACK
Standardized Equipment Ready-to-Go

Source: 2019 Franchisee Survey
[1] Weekly visit estimates refer to average weekly visits for active members, defined as members who have been a paid member for at least 3 consecutive months and have visited an F45 studio at least once in the previous 90 days. [2] Studio-level churn is calculated as the number of discontinued memberships divided by the total active memberships per month for a particular studio. For the purposes of calculating churn, a membership is active once a member has made paid visits to at least one studio for three consecutive months; it becomes discontinued once a member has not made a paid visit for three consecutive months. Churn data calculated from October 2017 through December 2019. [3] Based on 2019 franchisee survey responses.

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1313

INNOVATIVE & Discounted Private Training Alternative F45’s technology–enabled platform drives quality & consistency within each studio Centralized Media & Technology Platform Seamless Content Delivery Consistent Experience Worldwide Promotes connectivity and efficient workouts 14 14INNOVATIVE & Discounted Private Training Alternative F45’s technology–enabled platform drives quality & consistency within each studio Centralized Media & Technology Platform Seamless Content Delivery Consistent Experience Worldwide Promotes connectivity and efficient workouts 14 14

HIGHLY SCALABLE EQUIPMENT: Standardized Franchisee “World Pack” SETUP & BUILD OUT: Simple Studio Design OPERATIONS: Standardized and Centrally Managed Fitness Programming Delivery Platform F45 has created a centralized platform to promote successful opening and ongoing purchases of franchises at a relatively low cost 15 15HIGHLY SCALABLE EQUIPMENT: Standardized Franchisee “World Pack” SETUP & BUILD OUT: Simple Studio Design OPERATIONS: Standardized and Centrally Managed Fitness Programming Delivery Platform F45 has created a centralized platform to promote successful opening and ongoing purchases of franchises at a relatively low cost 15 15

NEXT GENERATION

FITNESS BRAND

F45 is a **next generation global fitness training & lifestyle brand** striving to deliver the best functional training workout

- **Total Body**, with low weight to allow for high frequency
- **Efficient** 45-minute workout
- **Sanctuary** through community and positivity
- Global **influencer investment** drives awareness and engagement

Differentiated offering with loyal membership base creates competitive advantage we believe not easily replicated


F45
FORTY
FIVE

16

OUR COMMUNITY $250 - 55 - 64 $500K High School Diploma $500K 2% 2% 45 - 54 18 - 24 < $50K or Less 6% 11% 14% 19% 17% 35 - 44 Some 29% HIGHEST College, ANNUAL LEVEL OF AGE No Degree HOUSEHOLD EDUCATION DISTRIBUTION 15% INCOME $100 - COMPLETED $250K 39% $50 - $100K Bachelor’s 25 - 34 34% Degree or Higher 44% 68% Over half of our members are under 34 and earn an annual income less than $100k 17 Source: EY survey results 2017 Note: 4,184 respondents which included F45 heartrate monitor users and previous F45 free trial sign ups. OUR COMMUNITY $250 - 55 - 64 $500K High School Diploma $500K 2% 2% 45 - 54 18 - 24 < $50K or Less 6% 11% 14% 19% 17% 35 - 44 Some 29% HIGHEST College, ANNUAL LEVEL OF AGE No Degree HOUSEHOLD EDUCATION DISTRIBUTION 15% INCOME $100 - COMPLETED $250K 39% $50 - $100K Bachelor’s 25 - 34 34% Degree or Higher 44% 68% Over half of our members are under 34 and earn an annual income less than $100k 17 Source: EY survey results 2017 Note: 4,184 respondents which included F45 heartrate monitor users and previous F45 free trial sign ups.

HEALTHY GROWING NETWORK OF STUDIOS WITH

COMPELLING FRANCHISEE STUDIO ECONOMICS

SIMPLIFIED MODEL DRIVES COMPELLING RETURN PROFILE

$315K
LOW INITIAL INVESTMENT
Estimated Aggregate Initial Investment

$359K
YEAR 3 AUV

>30%
STRONG PROFITABILITY
Average EBITDA Margins

>35%
ROBUST RETURNS
Average Cash-on-Cash Returns

~6[2]
MONTHS TO PROFITABILITY

~75[2]
MEMBERS TO BREAKEVEN

AVERAGE UNIT VOLUME BY FRANCHISE COHORT[1]

($ in thousands)



$188
$290
$365
$429
$478
$500
$176
$284
$345
$391
$404
$218
$325
$361
$390
$242
$342
$379
$274
$388
$283
2014 (n=23)
2015 (n=92)
2016 (n=171)
2017 (n=225)
2018 (n=270)
2019 (n=225)
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6

Source: Estimates based on 2019 Franchisee Survey and internal data as of 31-Mar-2020. [1]AUV data as of 29-Feb-2020. [2] Represents estimates and varies by geography due to localized class pricing and varying OpEx.

18

ASSET-LIGHT MODEL DRIVING

GROWTH & STRONG PROFITABILITY

ASSET-LIGHT

2019 FCF Margin[1]

32%

Franchisees pay 100% of studio buildout

RAPID GROWTH

Revenue/EBITDA 2019 YoY Growth

60% / 44%

Minimal requirements for CapEx enable rapidly expanding footprint

STRONG PROFITABILITY

2019 Adj. EBITDA Margin

33%

Strong margins driven by steady, recurring monthly franchise fees and other monthlies[2]

19

[1] (Adj. EBITDA – Capex)/Revenue used as a proxy for FCF Margin. Capex includes purchases of property and equipment, and intangible assets. [2] Includes intranet, email and website costs.

PROVEN

MANAGEMENT TEAM

With **Value-Added** Investors



ADAM GILCHRIST
Co-Founder & CEO



CHRIS PAYNE
Chief Financial Officer



MITCHELL RAISCH
Chief Marketing Officer



LUKE ARMSTRONG
Chief Revenue Officer



HEATHER CHRISTIE
Chief Operating Officer



DUNCAN CORK
Chief Growth Officer



ELLIOT CAPNER
Chief Commercial Officer



ELISE STRIBOS
Chief People Officer



JUNIOR SHIN
Financial Controller



CHRISTIAN CONFORTI
Creative Director



CORY GEORGE
Athletic Director USA



FISHER PRESSMAN
Vice President of Finance



LINDSAY BURNESS
Director of Performance Marketing

"The founders of F45 Training have done an incredible job building a global brand, and with this partnership, we hope to continue disrupting the fitness industry. We look forward to inspiring people all over the world to pursue their health and fitness goals by introducing them to F45."

— Mark Wahlberg



20

21 2121 21

F45 TRAINING

THE WORLD'S BEST FUNCTIONAL WORKOUT

HIGH Calorie Burn Total Body Workouts	**~2,900** Unique Functional Training Movements	**Curated** High-Quality Workout Programming
No Egos No Mics No Mirrors	**Team Format** Fosters a Supportive and Engaged Membership Community	**Tech-Enabled Centralized Delivery Platform** Drives Efficiency and Consistency Across our Global Network of Studios

22

OUR STUDIOS ARE POWERED BY

OUR TECHNOLOGY AND TRAINERS

TRAINING STAFF

- Trainers foster a culture where all are welcome and are focused on motivating and supporting members in a safe and inviting environment
- In multi-trainer studios, one trainer focuses on energy and motivation while another focuses on teaching and correcting for proper form

F45 TV

- F45's proprietary TV system uses multiple display outputs across screens throughout the studio to demonstrate movements and help educate and guide members
- Three core TV outputs focused on studio schedule, exercise rotations and station counts/timing

F45 studios generally utilize two on-site trainers and an integrated TV to engage members before, during and after workouts

23

OUR WORKOUT
CREATION PROCESS

Database

- Our extensive and growing database of ~2,900 unique movements based on specific criteria
- Criteria include movement and exercise type, muscle groups, type of equipment, exercise frequency (to avoid repeating exercises), number of stations and sequencing
- Adaptability of workout to capitalize on latest fitness trends (e.g., boxing)

Programing Algorithm

- Exercises are selected based on each branded workout's key characteristics (movement and exercise type, target muscle group, equipment type, etc.)
- Algorithm removes exercises completed too recently to avoid repetition and minimize injury risk

Workout Testing

- Head trainers and our Athletics Department vet workouts to improve quality, avoid duplications of muscle groups or movements, and aid in efficient transitions
- We finalize our 10-week programming three-weeks ahead of a system-wide release and beta test the new programs across several test studios to improve quality and ease of use by trainers and members

ILLUSTRATIVE EXERCISES IN DATABASE


Battle Rope
Ab Crunch & Twist
Ladder Scissors
Plate Squat Hold
Jump Squats
Barbell Upright Row
Dumbbell Bench Fly
Balance Trainer Push Up
Sled Push
Dumbbell Row
Wall Squat
Seated Shoulder Press

24

OUR FUNCTIONAL WORKOUT Select F45 Workouts TV TV TV Members 18/27/36 — Athletica is a staple F45 Stations 9 9 6 3 Pods 3 cardiovascular workout designed 8 5 2 Work 60/40/45 to attack the maximum heart rate Rest 20/20/15 7 4 1 zone Sets 3/4/4 Laps 1/1/1 POD 3 POD 2 POD 1 TV TV TV Members 18/27/36 — Romans is F45’s original 9 6 3 Stations 9 3 resistance based workout, Pods 8 5 2 Work 35 consisting of large compound 7 4 1 Rest 25 lifts with maximum rest periods Sets 2 POD 3 POD 2 POD 1 Laps 2 TV TV TV Members 27 23 14 5 — Hollywood is the climax of the Stations 27 24 22 15 13 6 4 Pods 1 week. 60-minute workout 25 21 16 12 7 3 Work 40 combining the best of strength, Rest 15 26 20 17 11 8 2 Sets 1 cardio, agility, speed and power 27 19 18 10 9 1 Laps 2 POD 1 25 Proprietary in-studio technology guides members throughout each workoutOUR FUNCTIONAL WORKOUT Select F45 Workouts TV TV TV Members 18/27/36 — Athletica is a staple F45 Stations 9 9 6 3 Pods 3 cardiovascular workout designed 8 5 2 Work 60/40/45 to attack the maximum heart rate Rest 20/20/15 7 4 1 zone Sets 3/4/4 Laps 1/1/1 POD 3 POD 2 POD 1 TV TV TV Members 18/27/36 — Romans is F45’s original 9 6 3 Stations 9 3 resistance based workout, Pods 8 5 2 Work 35 consisting of large compound 7 4 1 Rest 25 lifts with maximum rest periods Sets 2 POD 3 POD 2 POD 1 Laps 2 TV TV TV Members 27 23 14 5 — Hollywood is the climax of the Stations 27 24 22 15 13 6 4 Pods 1 week. 60-minute workout 25 21 16 12 7 3 Work 40 combining the best of strength, Rest 15 26 20 17 11 8 2 Sets 1 cardio, agility, speed and power 27 19 18 10 9 1 Laps 2 POD 1 25 Proprietary in-studio technology guides members throughout each workout

FRANCHISE MODEL VIRTUOUS CYCLE DRIVING OUR MODEL Strong Brand & Commercial Delivery Network Effect 5 Drives Further Performance • One of the fastest growing 4 fitness franchisors in the United States¹ Compelling Studio Level 6 • More than 40% of franchises Economics owned by multi-unit operators New Unit Growth 3 • No franchisee owns more than 2% of franchises sold • Nearly 25,000² estimated global franchise potential 2 1 Satisfied • ~1.0% average membership Franchisees 3 Results-Driven churn across global Customer network Experience 26 3 ¹ 847 US franchises sold as of March 31, 2020. ² Franchise potential for existing markets based on current Australia studios per capita. Studio-level churn is calculated as the number of discontinued memberships divided by the total active memberships per month for a particular studio. For the purposes of calculating churn, a membership is active once a member has made paid visits to at least one studio for three consecutive months; it becomes discontinued once a member has not made a paid visit for three consecutive months. Churn data calculated from October 2017 through December 2019.FRANCHISE MODEL VIRTUOUS CYCLE DRIVING OUR MODEL Strong Brand & Commercial Delivery Network Effect 5 Drives Further Performance • One of the fastest growing 4 fitness franchisors in the United States¹ Compelling Studio Level 6 • More than 40% of franchises Economics owned by multi-unit operators New Unit Growth 3 • No franchisee owns more than 2% of franchises sold • Nearly 25,000² estimated global franchise potential 2 1 Satisfied • ~1.0% average membership Franchisees 3 Results-Driven churn across global Customer network Experience 26 3 ¹ 847 US franchises sold as of March 31, 2020. ² Franchise potential for existing markets based on current Australia studios per capita. Studio-level churn is calculated as the number of discontinued memberships divided by the total active memberships per month for a particular studio. For the purposes of calculating churn, a membership is active once a member has made paid visits to at least one studio for three consecutive months; it becomes discontinued once a member has not made a paid visit for three consecutive months. Churn data calculated from October 2017 through December 2019.

FRANCHISEES COME FROM ALL BACKGROUNDS AND ARE

PILLARS IN THEIR COMMUNITY



The Trainer:
Ami Jampolis

Co-Owner, F45
San Mateo, California

Why She Did It:

Marketer turned personal trainer, Jampolis put her life savings into opening one of F45's first US studios.

“As a franchise owner, I get a little flexibility to be at my kids' events, but I also get the mental stimulation and critical thinking that I missed in the corporate world.”



The Corporate Refugee:
Marc Arnberg

Owner, F45
New York, New York

What Fitness Means to Him:

“It keeps families together. It's a way of life for me and my children. In this space, you get to change lives. I've gotten to be part of some major personal transformation.”



The Investor:
Scott Murphy

Co-Owner, F45 (3 Locations)
Houston, Texas

Why He Did It:

Former oil company engineer, Murphy sought a franchise where he could put his business education to work.

“I loved the product. It's not goat yoga or something gimmicky. It's a relatively low upfront investment, and I loved the sense of community the gyms create.”



The Pro:
Adam Meyer

Owner, F45
Minneapolis, Minnesota

Secret to His Success:

“Just because you're in the fitness business, people may see you as intimidating. You have to break down those barriers and fears instantly because if people don't feel immediately welcomed, safe and guided, they'll never come back.”

Source: “Are You Fit For A Franchise?” Forbes article 20-Apr-2019

27

HIGHLY COMPELLING

STUDIO-LEVEL UNIT ECONOMICS

Key Metrics

Metric	Value
Initial Investment	~$315K
# of Months to 4-Wall Profitability	~6[1]
AUV (Year 3)	~$359K
4-Wall EBITDA Margin	>30%
Cash-on-Cash Return	>35%

Key Economic Drivers

- Smaller, versatile studio locations are designed to work in any market and optimize real estate costs
- Minimal studio / equipment build out costs keep initial investment low
- Streamlined staffing / simplified operating model enhances cash-on-cash returns
- Significant global support through studio-focused marketing and innovative, proprietary technology to streamline franchisee operations

Initial Investment Costs

~$50K	~$120K	~$70K	~$30K	~$50K
Initial Franchise Fee	World Pack	Buildout / Preparation	Grand Opening	Additional Funds

28

Note: Based on data collected by F45 Training through booking systems and recent survey of our franchisees.
[1] Estimated based on average number of months for studios open at least one full year to achieve 4-wall profitability; calculated as AUV less $20,600 monthly operating expenses.

THE SUCCESS OF OUR MODEL AS DEMONSTRATED BY TOTAL FRANCHISES SOLD TOTAL STUDIOS OPEN 1,997 2,757 2 1,321 1 2,066 1,140 1,892 800 1,274 522 907 2017A 2018A 2019A 2020E 2021E 2017A 2018A 2019A 2020E 2021E REVENUE ($MM) ADJUSTED EBITDA ($MM) $182 $71 $91 $93 3 $31 $60 $58 $50 $21 $24 $91 $33 $25 4 $8 $43 $13 $36 $2 $24 $12 2017A 2018A 2019A 2020E 2021E 2017A 2018A 2019A 2020E 2021E 29 Franchise Equipment EBITDA Margin 10% 37% 33% 13% 39% COVID year Source: Company 1 2 3 4 Pre-COVID forecast total franchises sold: 2,581. Pre-COVID forecast total studios open: 1,800. Pre-COVID forecast revenue: $160mm. Pre-COVID forecast Adj. EBITDA: $67mm.THE SUCCESS OF OUR MODEL AS DEMONSTRATED BY TOTAL FRANCHISES SOLD TOTAL STUDIOS OPEN 1,997 2,757 2 1,321 1 2,066 1,140 1,892 800 1,274 522 907 2017A 2018A 2019A 2020E 2021E 2017A 2018A 2019A 2020E 2021E REVENUE ($MM) ADJUSTED EBITDA ($MM) $182 $71 $91 $93 3 $31 $60 $58 $50 $21 $24 $91 $33 $25 4 $8 $43 $13 $36 $2 $24 $12 2017A 2018A 2019A 2020E 2021E 2017A 2018A 2019A 2020E 2021E 29 Franchise Equipment EBITDA Margin 10% 37% 33% 13% 39% COVID year Source: Company 1 2 3 4 Pre-COVID forecast total franchises sold: 2,581. Pre-COVID forecast total studios open: 1,800. Pre-COVID forecast revenue: $160mm. Pre-COVID forecast Adj. EBITDA: $67mm.

FINANCIAL SUMMARY

KEY ASSUMPTIONS AND OPPORTUNITIES

IN-MODEL ASSUMPTIONS

1. **Conservative assumptions related to existing studios**
   - Existing studios begin to re-open in September 2020
   - 90% of existing studios assumed to re-open by January 2021
   - 10% of existing studios assumed to remain permanently closed
2. **Post-COVID new franchise sales continue to capitalize on whitespace**
   - New franchise sales resume, at pace consistent with pre-COVID levels, in 2021
3. **Modest contribution from ancillary product offerings, such as:**
   - Royalties on meals and supplements sold to franchisees
   - Apparel
   - Heart rate monitors
   - F45TV revenue streams

OUT-OF-MODEL OPPORTUNITIES

1. **Corporate owned and operated studios through:**
   - Potential acquisitions of existing studios
   - Establishment of new flagship locations
2. **Transition to variable franchise fee model which will charge the greater of a fixed franchise fee or percentage of gross monthly studio revenue**
3. **At-home digital fitness revenue, which consists of a fee-based subscription service for digital fitness content**
4. **Equipment pack refresh**
5. **Expansion into new channels and workout plans serving members outside the traditional studio:**
   - Prodigy and Masters programs for children and seniors
   - Outdoor Boot Camps
   - Military, Corporations and Hospitality Operators

30

OVERVIEW OF
KEY REVENUE DRIVERS

	COMPONENT	DESCRIPTION	PAYABLE	REVENUE RECOGNITION
Franchise	Establishment Fee	Up to $50k Upfront Franchise Fee	Upon Contract Execution	Amortized Over 10 years
	Monthly Franchise Fee	~$30k Annual Fee	Monthly	Recognized Monthly
	Renewal Fee	$25k Franchise Fee at Franchisee Renewal	Upon Contract Renewal	Amortized Over 10 years
	Other Franchise-Related Fees	~$20k Yearly Marketing, Intranet, Email & Website	Monthly	Recognized Monthly
Equipment & Merchandise	World Pack	$120k Studio Equipment and Technology	Upon Delivery, Typically 8 Months After Contract Execution	Recognized Upon Delivery
	Equipment Refresh & Replacement	Variable Sales of Equipment & Ad Hoc Replacement Sales	Annually & Ad Hoc as Ordered	Recognized Upon Delivery
	Merchandise, Meals & Supplements	Variable Sales of F45 Branded Apparel, Footwear, Nutrition	Upon Delivery	Recognized Upon Delivery

31

Note: Impacts of 606 Accounting reflected in recognition column.

32 32 3232 32 32

COVID-19 IMPACT & RESPONSE
OVERVIEW

OVERVIEW

- Prior to the global spread of COVID-19, 2020 YTD business performance remained strong and ahead of plan with anticipations of a record year
- In accordance with local government regulations, ~100% of our global studio network closed at the height of COVID-19
- In response to studio closures, F45 employed various measures to provide immediate support to our franchisee base as well as prudently manage cash flow at the corporate level
  - Provided temporary franchise fee relief for franchisees
  - Cut operating expenses and reduced monthly cash burn to ~$1mm
    - Furloughed ~25% of corporate staff, reduced salaries of remaining employees, and cut executive pay by 25-75%
    - Reduced franchise sales lead-generation spend
- As of June 19th, 769 studios (62% of our global franchise network) have since re-opened in accordance with local regulations; these studios are demonstrating positive momentum in weekly visits

KEY METRICS (2020 YTD)

	JAN	FEB	MAR	APR	MAY
% of Studios Open	100%	100%	0%	0%	27%
Total Visits (YoY Growth)	43%	44%	(12)%	(91)%	(83)%
System-wide Sales (YoY Growth)	52%	53%	13%	(69)%	(64)%
Global Average Unit Volume	$33k	$31k	$24k	$7k	$8k
New Franchises Sold	35	32	15	21	62[1]

[1] Figures as of 19-Jun-2020. New franchises sold figures may increase over time as establishment fees are paid.

33

HEALTH OF OUR
FRANCHISE NETWORK

UNITED STATES

- **847** franchises sold[1]
- **377** studios open pre-COVID-19[1]
- **65%** of units currently reopened[2]
- **35%** FY19 SSS growth

AUSTRALIA

- **654** franchises sold[1]
- **593** studios open pre-COVID-19[1]
- **76%** of units currently reopened[2]
- **10%** FY19 SSS growth

ROW

- **492** franchises sold[1]
- **270** studios open pre-COVID-19[1]
- **27%** of units currently reopened[2]
- **34%** FY19 SSS growth

- Health of the franchise network is monitored closely
  - — Network was healthy pre-COVID-19, with modest number of studios on a performance watch list
  - — Minimal overhead costs for franchisees: rent, trainer pay and interest for the 66% that have financing
- Performance managers are in daily contact with franchisees, offering support with rent deferrals, government assistance applications, reopening plans, etc.
- Additional Company resources for franchisees
  - — E&Y government assistance webinar, COVID-19 best practices manual, Admiral's Network for top performing franchisees, regional calls w/ successful franchisees sharing best practices
- **Demonstrating Health of Franchise Network:**
  - — 12 existing franchisees purchased, and 39 have contracted for, an additional unit in April/May as part of a limited time offer designed to stimulate franchise sales during the COVID-19 crisis
  - — Successfully increased outreach and won 19 contracts during COVID-19 time period
  - — Majority of studios with the ability and approval to re-open have re-opened, demonstrating financial resilience
  - — Per a recent franchisee survey conducted in April/May, ~65% of franchisees expect to reopen by August

34

Note: US and Australia segments represent company defined geographic entities, not individual countries. Source: F45 COVID-19 Franchisee Relief Survey. [1] Data as of 31-Mar-2020. [2] Data as of 19-Jun-2020.

HOW OUR FRANCHISEES ARE FRANCHISEE SURVEY TAKEAWAYS VIRTUAL ENGAGEMENT th As of May 8 , F45’s COVID-19 Relief Survey has received 637 responses from franchisees across the globe 31,276 30,433 29,438 Franchisees continue to engage with their members in 28,248 26,944 meaningful ways, taking advantage of F45’s live streaming 23,576 workouts to maintain memberships and a community during and post COVID-19 18,344 • 96% of studios are taking advantage of the live-streaming classes for their members 10,126 • 83% of studios are running the F45 At-Home Challenge 29-Mar 5-Apr 12-Apr 19-Apr 26-Apr 3-May 10-May 17-May 35 Source: F45 COVID-19 Franchisee Relief Survey. Live members represent a membership type that allows access to only the Live Zoom streamed classesHOW OUR FRANCHISEES ARE FRANCHISEE SURVEY TAKEAWAYS VIRTUAL ENGAGEMENT th As of May 8 , F45’s COVID-19 Relief Survey has received 637 responses from franchisees across the globe 31,276 30,433 29,438 Franchisees continue to engage with their members in 28,248 26,944 meaningful ways, taking advantage of F45’s live streaming 23,576 workouts to maintain memberships and a community during and post COVID-19 18,344 • 96% of studios are taking advantage of the live-streaming classes for their members 10,126 • 83% of studios are running the F45 At-Home Challenge 29-Mar 5-Apr 12-Apr 19-Apr 26-Apr 3-May 10-May 17-May 35 Source: F45 COVID-19 Franchisee Relief Survey. Live members represent a membership type that allows access to only the Live Zoom streamed classes

ROBUST PROCEDURES

IN PLACE TO RE-OPEN

F45 has taken a proactive response to COVID-19 to improve safety while bringing the member community back together



- Contactless **check-in** at studios via app
- At least two **disinfection stations** for member and staff use
- Rigorous **cleaning protocols** during and in-between classes as well as nightly cleaning and disinfection


PLEASE WAIT OUTSIDE WHILE WE CLEAR AND SANITIZE THE STUDIO
THE STUDIO IS READY!
LET'S TRAIN, TEAM!



- Flexible class formats allow for proper **social distancing**
- Classes that allow for members to complete all workouts in a **single station**
- No heavy fixed equipment / easier to **clean** and **adjust format** as needed
- Increased time between classes for thorough cleaning





- Live events
- Track events
- Bootcamps


BOOTCAMP

36

POST-COVID

PATH TO RECOVERY

OVERVIEW

- At height of COVID-19, we had nearly 100% of our studios closed
- During the COVID shutdown period, many studios have been generating revenue using our live streaming product
- As of June 19th, 769 studios have reopened (62% of our global franchise network)
  - As of the week ended June 13th, 493 global studios had been reopened for >7 days (180 US, 12 Asia, 273 Oceania, 16 EMEA and 12 Canada)
- Going forward, re-opening cadence will be determined by local / regional regulations being relaxed

WEEKLY VISITS[1] (AS % OF FULL YEAR 2019 AVERAGE WEEKLY VISITS)


23%
19%
39%
94%
105%
105%
106%
117%
13%
12%
12%
21%
67%
70%
80%
120%
13%
11%
23%
30%
81%
93%
112%
147%
Asia
Oceania
USA
4/25/2020
5/2/2020
5/9/2020
5/16/2020
5/23/2020
5/30/2020
6/6/2020
6/13/2020

F45 SAI YING PUN

PRE / POST-COVID PERFORMANCE

- Visitation in select F45 Hong Kong studios surpassed their pre-COVID levels within 3 weeks or less of re-opening


POST-REOPENING
362
240
504
540
541
Pre-Closure²
Week 1
Week 2
Week 3
Week 4

F45 EAST HENDERSONVILLE

PRE / POST-COVID PERFORMANCE

- Visitation surpassed its pre-COVID level within 4 weeks of re-opening


POST-REOPENING
412
96
347
394
420
Pre-Closure²
Week 1
Week 2
Week 3
Week 4

[1] Data as of week ended 13-Jun-2020. Includes only studios which have been open for > 7 days, have not been closed more than 3 days since reopening, and which were also open at some point in 2019, 493 studios in all. [2] Pre-closure visitation data represents visits during the last full week of studio operations ahead of reported closure date.

37

STUDIO-LEVEL P&L ILLUSTRATIVE STUDIO-LEVEL RESILIENT MODEL OFFERING SUSTAINED PROFITABILITY OPERATING INCOME BREAKDOWN PRE-COVID ($000s) Operating Income Sensitivity $112 OPERATING INCOME $ 359 0% 10% 20% 30% 40% $ 247 Other Franchise Fees ($247) $ 112 $ 76 $ 40 $ 4 $(32) Wages • Assumes wages (which are variable) remain static 2 • Historically, studios only needed ~75 members to break-even Rent 1 2 38 AUV OpEx 1 2 Represents average year 3 AUV as of 31-Mar-2020. Illustrative OpEx values based on Franchisee Survey Data. Franchise Fees based on blended average of franchise fees by region based on total studios open FY2019 (Asia – 9%, Australia – 51%, Ireland – 5%, Canada – 7% and United States – 28%). “Other” operating expenses include, but are not limited to internet, email, website fees as well as other normal business expenses not payable to F45 2 corporate. Varies by geography due to localized class pricing and varying OpEx.STUDIO-LEVEL P&L ILLUSTRATIVE STUDIO-LEVEL RESILIENT MODEL OFFERING SUSTAINED PROFITABILITY OPERATING INCOME BREAKDOWN PRE-COVID ($000s) Operating Income Sensitivity $112 OPERATING INCOME $ 359 0% 10% 20% 30% 40% $ 247 Other Franchise Fees ($247) $ 112 $ 76 $ 40 $ 4 $(32) Wages • Assumes wages (which are variable) remain static 2 • Historically, studios only needed ~75 members to break-even Rent 1 2 38 AUV OpEx 1 2 Represents average year 3 AUV as of 31-Mar-2020. Illustrative OpEx values based on Franchisee Survey Data. Franchise Fees based on blended average of franchise fees by region based on total studios open FY2019 (Asia – 9%, Australia – 51%, Ireland – 5%, Canada – 7% and United States – 28%). “Other” operating expenses include, but are not limited to internet, email, website fees as well as other normal business expenses not payable to F45 2 corporate. Varies by geography due to localized class pricing and varying OpEx.

39 39 3939 39 39

OUR

GROWTH STRATEGY

Multiple Levers to Drive **Long-Term Growth**



1. Support franchise **network**

Providing **support** to manage through challenging times and continue member **engagement**

2. Expand **US** studio footprint

7,000+ Total US Studio Opportunity[1]

3. Expand **rest of world** studio footprint

16,100+ Total Global Studio Opportunity (ex-US and AUS)[1]

4. Grow same store sales & transition to **revenue-based** franchise fee model

15 Quarters of greater than **10%** SSS Growth

5. Explore new **channels**

At-home workouts, outdoor **boot camp** training, major **universities**, hospitality operators, corporations and **military** facilities

6. Create **new workout plans** to access new demographics

Juniors and Seniors **Prodigy** and **Masters** programs

7. Develop ancillary **product offerings**

Meals, **Supplements**, Apparel, LionHeart Heart Rate Monitor

Source: Company. [1] Franchise potentials based on current Australia studios per capita.

40

OUR US FOOTPRINT HAS GROWN FASTER
& DEMONSTRATED BETTER AUV RAMP THAN OUR AUSTRALIAN STUDIOS

CASE STUDY: UNITED STATES vs. AUSTRALIA

Total Franchises Sold in the US vs. Australia



1
1
28
25
144
97
325
280
544
492
Month 1
Year 1
Year 2
Year 3
Year 4
Australia 1
United States 2

Cohort AUV in the US vs. Australia



+2%
$236
$240
+2%
$328
$336
+7%
$355
$381
Studios Open 1 Year: Year 1 AUV
Studios Open 2 Years: Year 2 AUV
Studios Open 3 Years: Year 3 AUV
Australia 3
United States 4

Implied Size of US Market (Franchises Sold)[6]



US MARKET POTENTIAL EXTRAPOLATED BASED ON AUSTRALIA STUDIOS PER CAPITA5 AS PROXY
650+
559
7,000+
827
Australia
United States

Note: Data as of 31-Mar-2020. [1] Represents year over year studio count for Australian geographic entity as of first Australian studio sold May-2013. [2] Represents year over year studio count for US geographic entity as of first US studio sold April-2015. [3] Represents Australia entity's average Year 1 AUV for studios open 1 year, n = 527; represents average Year 2 AUV for studios open 2 years, n = 462; represents average Year 3 AUV for studio open 3 years, n = 335. [4] Represents United States entity's average Year 1 AUV for studios open 1 year, n = 194; represents average Year 2 AUV for studios open 2 years, n = 88; represents average Year 3 AUV for studio open 3 years, n = 25 [5] Based on Australia population estimate of 26mm and US population estimate of 336mm. [6] Represents countries of Australia and the US

41

US MARKET
GROWTH STRATEGY

MARKET PENETRATION STRATEGY

- F45 has made significant investments in building out its global franchise sales force since September 2019
  - In Q4 2019, grew new franchise sales force from a team of six across US, Canada and ROW to a team of 34 across all segments and programs globally, with 20 hires devoted specifically to the US, Military, Corporate and College Campuses
- Virtuous cycle ensures brand consistency and delivery of our promise to members and franchisees alike
  - New locations generate increased brand awareness, which leads to new investor inquiries, and finally, culminating in new locations

CASE STUDY: US MARKET BUILDOUT

- Ryan and Andrew Choi, Professional Investors based in Los Angeles, CA
  - Chois opened first studio, F45 Warner Center, in November 2017 with their studio growing in membership to 150 by April 2018
  - Subsequently opened F45 Sherman Oaks and F45 Encino in April 2018, growing to 400 and 200 members respectively, by June 2019
  - Most recently, opened F45 Calabasas in June 2019, growing to 200 members by March 2020
- Strategy involved growing footprint by identifying attractive real estate opportunities in territories that are relatively proximate, successfully launching each location and nurturing them to positive cash flow before turning attention to developing the next territory



377
Studios Open
847
Franchises Sold
~7,000
Studio Opportunity

SINGLE VS. UNIQUE MULTI-UNIT OWNERSHIP IN THE UNITED STATES THROUGH TIME



2015
22%
78%
YTD 2020
55%
45%
Multi
Single
Multi
Single

- In 2015, the majority of our franchisees in the US were owner-operators that managed single locations
- Our current base now consists of a majority of multi-unit franchisees, and we expect the number of investor franchisees to accelerate in the coming years
- F45 has been extremely successful attracting those who aspire to own their own business and nurturing them into multi-unit operators
- F45 focuses on selling additional territories to successful operators who are proficient at executing the company's concept to a high standard

Source: Company

42

LONG-TERM OPPORTUNITY TO

TAKE SHARE OF A SIGNIFICANT MARKET

STUDIO OPPORTUNITY

F45'S CURRENT MEMBERSHIP REPRESENTS **<0.3% PENETRATION** OF THE GYM MEMBER POPULATION **TAM** IN ITS CURRENT **CORE MARKETS**

7.8bn

Total Global Population, including many recently tapped non-core markets

472mm

Total Population of F45's current core markets: Australia, New Zealand, US, UK and Canada[1]

94mm

Core Markets Gym Membership Population[2]

~230k

F45 Membership in Current Core Markets[3]

DIFFERENTIATED CONCEPT TO TAKE SHARE

- DISCOUNTED ALTERNATIVE TO **PRIVATE TRAINING**
- **NEW** WORKOUT EVERY TIME
- BODY-WEIGHT TRAINING **REDUCES INJURY RISK**
- F45 **COMMUNITY** MAINTAINS ENGAGEMENT
- GLOBAL **INFLUENCERS** DRIVE BRAND AWARENESS

43

[1] As of 31-Mar-2020. [2] Gym membership penetration based on data from an independent report by the International Health Racquet & Sports Club Association. [3] Includes Australia, New Zealand, US, Canada and UK as of Feb-2020.

OPPORTUNITIES TO

STRATEGICALLY DEPLOY CAPITAL

Corporate owned and operated studios

- Opportunity to deploy capital through acquisition of existing locations and establishment of high ROI corporate-owned flagship stores across target markets, capitalizing on a favorable real estate environment
  - — Potential to accelerate corporate-owned strategy through current franchisee network

Franchisee support fund

- Provide equity financing alternative to select franchisees with attractive risk-adjusted return profile

Co-investment vehicle and other

- Introduce sophisticated and well-capitalized partners into the franchisee ecosystem during time of economic uncertainty
- Opportunistically explore strategic acquisitions of complementary brands and products through available capital and public equity

Additional capital in this environment affords F45 the ability to capitalize across a variety of opportunistic strategies while also continuing to execute on its core competencies



44

KEY INVESTMENT

HIGHLIGHTS

1. F45 has exhibited a **steep growth trajectory** and **predictable, high margin** cash flow

2. F45 has created a **low cost, repeatable model** that has proven to be one of the best-in-class for franchisees, customers and the Company

3. Post COVID-19 recovery is evolving quicker than projected with **strong re-engagement** and **same-unit growth** week-over-week.

4. New franchisee **sales backlog is building** at an increasing pace, giving **visibility to sustained growth** into next year and beyond

5. F45 should benefit from **increased brand awareness**, access to **equity capital** and the **private-to-public transition** at a 30%-50% discount[1] to its peer group


F45
BROOKLYN

45

[1] *Based on fully diluted trading multiples as of 19-June-2020 for the following peer set: PLNT, PTON, QSR, DNKN, YUM, DPZ, WEN, MCD, WING, NKE, LULU, OLLI, SBUX, FIVE, FND and SHAK.*

THANK 46 46 46THANK 46 46 46

Appendix : SUPPLEMENTAL MATERIALS 47Appendix : SUPPLEMENTAL MATERIALS 47

3/31/2020 Adjustment Pro Forma $11 $55 $66 Cash $20 $(20) - Revolving Credit Facility Term Loan Facility $29 $29 $49 $29 Total Debt $37 $(38) Net debt / (Cash) 48 Source: Company3/31/2020 Adjustment Pro Forma $11 $55 $66 Cash $20 $(20) - Revolving Credit Facility Term Loan Facility $29 $29 $49 $29 Total Debt $37 $(38) Net debt / (Cash) 48 Source: Company

GAAP TO NON-GAAP RECONCILIATION

	Actual			Projected	
	FY2017	FY2018	FY2019	FY2020	FY2021
Net Income	**$ 0.1**	**$ 12.8**	**$(12.6)**	**$ 0.9**	**$ 52.2**
Provision for income taxes	0.6	6.2	3.1	1.3	13.9
Interest expense	-	-	0.4	1.3	1.1
Depreciation and amortization	0.1	0.3	0.6	0.9	1.1
Amortization of deferred costs	0.3	0.5	0.9	1.6	2.4
EBITDA	**$ 1.0**	**$ 19.9**	**$(7.5)**	**$ 6.0**	**$ 70.8**
Sales tax liability	0.1	0.3	0.3	0.1	-
Transaction fees	0.5	0.5	11.0	1.4	-
Certain legal costs and settlements	0.7	0.5	4.4	0.4	-
Relocation and recruitment	0.0	0.0	0.2	0.0	-
Forgiveness of Loans to Directors	-	-	22.3	-	-
Adjusted EBITDA	**$ 2.4**	**$ 21.2**	**$ 30.7**	**$ 8.0**	**$ 70.8**
Capital Expenditures	(0.7)	(0.9)	(1.1)	(2.0)	(1.7)
Free Cash Flow[1]	**$ 1.8**	**$ 20.3**	**$ 29.5**	**$ 6.0**	**$ 69.1**

49

Note: Excludes stock-based compensation. [1] Free cash flow defined as adjusted EBITDA less Capital Expenditures, which includes purchases of property and equipment, as well as purchases of intangible assets.

FINANCIAL SUMMARY

HISTORICAL INCOME STATEMENT DATA

	Actual		
($ in millions)	**FY2017**	**FY2018**	**FY2019**
Franchise revenue	$ 12	$ 24	$ 43
Equipment and merchandise revenue	13	33	50
Total revenue	**$ 25**	**$ 58**	**$ 93**
% YoY Growth	*121 %*	*127 %*	*60 %*
Franchise Gross Profit	$ 11	$ 20	$ 32
% Margin	*89 %*	*81 %*	*74 %*
Equipment Gross Profit	3	15	23
% Margin	*20 %*	*45 %*	*46 %*
Gross profit	**$ 13**	**$ 35**	**$ 55**
% Margin	*52 %*	*60 %*	*59 %*
Adjusted SG&A[1]	11	13	24
Adjusted EBITDA[1]	**$ 2**	**$ 21**	**$ 31**
% Margin	*10 %*	*37 %*	*33 %*

50

[1] *Adjusted to exclude certain one-time, non-recurring items. Please see page 49 for reconciliation of Adjusted EBITDA.*

OPERATIONAL CY2019 – CY2021 REVENUE CAGR Median: 23 % Median: 1 % Median: 11% 44% 40% 14% 14% 14% 11% 11% 9% 7% 7% 4% 2% 5% 1% (0)% (0)% (0)% CY2019 – CY2021 EBITDA CAGR Median: 4 % Median: 1 % Median: 12% 52% 19% 18% 14% 12% 12% 12% 9% 9% 8% 3% 0% 1% 1% 0% (4)% (1)% 2021E 51 39% 46% 4% 31% 20% 25% 51% 35% 42% 35% 15% 15% 12% 14% 26% 21% 11% EBITDA Margin Gyms & Health Clubs Franchise Restaurants High-Growth Retailers Source: Company filings, IBES projections; market data as of 19-June-2020.OPERATIONAL CY2019 – CY2021 REVENUE CAGR Median: 23 % Median: 1 % Median: 11% 44% 40% 14% 14% 14% 11% 11% 9% 7% 7% 4% 2% 5% 1% (0)% (0)% (0)% CY2019 – CY2021 EBITDA CAGR Median: 4 % Median: 1 % Median: 12% 52% 19% 18% 14% 12% 12% 12% 9% 9% 8% 3% 0% 1% 1% 0% (4)% (1)% 2021E 51 39% 46% 4% 31% 20% 25% 51% 35% 42% 35% 15% 15% 12% 14% 26% 21% 11% EBITDA Margin Gyms & Health Clubs Franchise Restaurants High-Growth Retailers Source: Company filings, IBES projections; market data as of 19-June-2020.

OPERATIONAL & VALUATION 1 CY2021E FCF Conversion Median: 34 % Median: 89 % Median: 71% 98% 97% 92% 91% 89% 83% 78% 83% 82% 79% 74% 71% 71% 45% 34% (14)% (34)% EV / CY2021E EBITDA Multiple Median: 21.3 x Median: 17.4 x Median: 24.1 x 51.9 x 29.4 x 28.0 x 26.1 x 24.1 x 23.4 x 21.3 x 17.9 x 17.4 x 18.6 x 16.3 x 16.2 x 12.7 x 17.0 x 16.9 x 2 11.9 x NM PLNT PTON WING DPZ YUM WEN DNKN MCD QSR LULU SHAK OLLI NKE FND FIVE SBUX 52 Gyms & Health Clubs Franchise Restaurants High-Growth Retailers 1 2 Source: Company filings, IBES projections; market data as of 19-June-2020. FCF Conversion defined as (EBITDA – CapEx) / EBITDA. Implied based on $845mm EV and 2021E EBITDA estimate of 71mm.OPERATIONAL & VALUATION 1 CY2021E FCF Conversion Median: 34 % Median: 89 % Median: 71% 98% 97% 92% 91% 89% 83% 78% 83% 82% 79% 74% 71% 71% 45% 34% (14)% (34)% EV / CY2021E EBITDA Multiple Median: 21.3 x Median: 17.4 x Median: 24.1 x 51.9 x 29.4 x 28.0 x 26.1 x 24.1 x 23.4 x 21.3 x 17.9 x 17.4 x 18.6 x 16.3 x 16.2 x 12.7 x 17.0 x 16.9 x 2 11.9 x NM PLNT PTON WING DPZ YUM WEN DNKN MCD QSR LULU SHAK OLLI NKE FND FIVE SBUX 52 Gyms & Health Clubs Franchise Restaurants High-Growth Retailers 1 2 Source: Company filings, IBES projections; market data as of 19-June-2020. FCF Conversion defined as (EBITDA – CapEx) / EBITDA. Implied based on $845mm EV and 2021E EBITDA estimate of 71mm.